EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report of Whitehall Jewelers Holdings, Inc. (the “Company”) on Form 10-Q for the period ending August 4, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, that to the best of our knowledge, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 18, 2007	By:	/s/ Edward A. Dayoob
Edward A. Dayoob
Chief Executive Officer and
Chairman of the Board
(principal executive officer)

Date: September 18, 2007	By:	/s/ Peter Michielutti
Peter Michielutti
Executive Vice President and
Chief Financial Officer
(principal financial officer)